EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
ORDER ESTABLISHING PROCEDURES AND APPROVING RESTRICTIONS ON CERTAIN TRANSFERS OF CLAIMS AGAINST AND INTERESTS IN DEBTORS’ ESTATES

Upon the motion dated September 22, 2008 (the “Motion”)1 of Galaxy Energy Corporation (“Galaxy”), and Dolphin Energy Corporation (“Dolphin”)  (collectively, the “Debtors”), for an order (the “Interim Order” ) establishing procedures and approving restrictions on certain transfers of claims against and interests in the Debtors’ estates, as more fully described in the Motion; and upon consideration of the Declaration of William P. Brand, Jr., Chief Financial Officer of Galaxy and Treasurer of Dolphin, in support of the Motion, dated September 22, 2008; and

The Court having subject matter jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. § 1334; and consideration of the Motion and the requested relief being a core proceeding the Bankruptcy Court can determine pursuant to 28 U.S.C. § 157(b)(2); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to the Office of the United States Trustee, all creditors, all shareholders of record, and all those persons who have filed a request for special notice; and it appearing that no other or further notice need be provided; and

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1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Motion.

the relief requested in the Motion being in the best interest of the Debtors and their estates and creditors; and the Court having reviewed the Motion and determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon all the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is

FOUND that the Debtors’ consolidated net operating loss ( NOL ) carryforwards and tax credit carryforwards are property of the Debtors’ estates and are protected by the automatic stay prescribed in § 362 of the Bankruptcy Code; and it is further

FOUND that unrestricted trading in claims against and equity interests in the Debtors before the Debtors’ emergence from chapter 11 could severely limit the Debtors’ ability, in connection with their eventual emergence from bankruptcy, to utilize their NOL carryforwards and certain other tax attributes for U.S. federal income tax purposes, pursuant to the rules under § 382 of the Internal Revenue Code; and it is further

FOUND that the trading procedures and restrictions set forth herein are necessary and proper in order to preserve such NOL carryovers and other tax attributes and are therefore in the best interests of the Debtors, their estates, and their creditors; and it is further

FOUND that the relief requested in the Motion is authorized under §§ 362 and 541 of the Bankruptcy Code and this Order shall be contingent on and expressly subject to full, timely and legally sufficient notice and opportunity for hearing to all interested parties pursuant to 11 U.S.C. Section 362 and Rules 2002 and 7004, Fed.R.Bankr.P., as appropriate.

THEREFORE, IT IS:

ORDERED that the Motion is granted on a final basis retroactively to the effective time of this Order (the “Effective Time”); and it is further

ORDERED that as of the Effective Time the following procedures and restrictions are imposed and approved:

1.           Notice of Substantial Equityholder Status.  Any person or entity who is or becomes a Tax Owner (as defined below) of at least 3,000,000 shares, which represent approximately 3% of the issued and outstanding Stock as of the Petition Date (a “Substantial Equityholder”), must, on or before the later of: (A) fifteen (15) days after the Court’s entry of an order approving the procedures and restrictions herein or (B) ten (10) days after that person or entity becomes a Substantial Equityholder, serve on the Debtors and their attorneys a notice containing the Tax Ownership information substantially in the form of Exhibit B-1 attached hereto.

2.           Restrictions and Procedures for Trading in Stock.  Any Entity that, after the Effective Time,

(i)	is not a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of an amount of Stock that would cause the Entity to become a Substantial Equityholder;

(ii)	is a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of any additional Stock; or

(ii)	is a Substantial Equityholder and wishes to sell or otherwise dispose of Tax Ownership of any Stock,

must, prior to the consummation of any such transaction, file with the Court (at the holder’s election, in a redacted form that does not include such holder’s taxpayer identification number and the aggregate principal amount of Stock that such holder beneficially owns), and serve on the Debtors and their counsel, an unredacted notice in the form attached hereto as Exhibit B-2, in the case of a proposed acquisition of Stock, or Exhibit B-3, in the case of a proposed disposition of Stock (either such notice, a “Proposed Stock Transaction Notice”).  If written approval of the proposed transaction is filed with the Court by the Debtors within fifteen (15) calendar days following the receipt of a Proposed Stock Transaction Notice, then the transaction may proceed. If written approval of the proposed transaction is not filed by the Debtors with the Court within such period, then the transaction may not be consummated unless approved by a final and nonappealable order of the Court.  Further transactions within the scope of this Section 2 must be the subject of additional notices as set forth herein with additional waiting periods.

3.           Restrictions and Procedures for Trading in Covered Claims.

(a)           Any Entity that, after the Effective Time,

(i)	is not a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of an amount of Covered Claims that causes the Entity to become a Substantial Claimholder; or

(ii)	is a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of any additional Covered Claims,

will have an obligation, in the event that the Court issues a Sell Down Order at the request of the Debtors pursuant to Section 4, to sell or otherwise transfer Tax Ownership of an aggregate amount of Covered Claims sufficient to prevent such Entity from having Tax Ownership of an amount of the reorganized Debtors stock as a result of the implementation of the 382(l)(5) Plan that exceeds the greater of (a) the Applicable Percentage or (b) the percentage specified in the Sell Down Notice applicable to such Entity pursuant to Section 4; provided, however, that such Entity shall not be required to make any sale or other transfer of Tax Ownership of Covered Claims that would result in such Entity having Tax Ownership of an aggregate amount of Covered Claims that is less than either (x) the Threshold Amount, as revised from time to time; or (y) such Entity’s Protected Amount.

(b)           Any Entity that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisers with regard to such a plan), shall not do so in a manner that makes evident to the Debtors that any Covered Claims of which such Entity has Tax Ownership are Newly Traded Covered Claims (the “Participation Restriction”).  For this purpose, the Debtors acknowledge and agree that the following activities shall not without more constitute a violation of the Participation Restriction: filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization, voting to accept or reject a proposed plan of reorganization, reviewing or commenting on a proposed business plan, membership on an ad hoc Committee, providing information to the Debtors’ counsel on a confidential basis, or taking any action required by this Order.  Any Entity found by the Court to have violated the Participation Restriction willfully shall be required to dispose of Newly Traded Covered Claims of which such Entity has Tax Ownership (subject to the Equity Forfeiture Provision described in Section 6) to the extent necessary to protect the Debtors’ ability to effect successful implementation of the 382(l)(5) Plan.  For the avoidance of doubt, (i) such Entity shall not be permitted to retain Tax Ownership of any Newly Traded Covered Claims if a Sell Down Order has been or is subsequently issued pursuant to Section 4(c), and (ii) if a Claims Trading Notice Order has been issued pursuant to Section 4(e), such Entity shall only be permitted to retain Tax Ownership of Newly Traded Covered Claims to the extent that such retention would not impair the reasonable cushions referred to in Section 4(c).

(c)           Any Entity that for the first time enters into a transaction described in subsections (a)(i) or (a)(ii) of this Section 3 shall, no later than fifteen (15) calendar days following the transaction, serve on the Debtors and their counsel a notice in the form attached hereto as Exhibit C-1 (a “Notice of Consent” and such Entity a “Consenting Claimholder”); provided, however, that if the transaction occurs after the Debtors have moved the Court for entry of a Sell Down Order pursuant to Section 4(b) or a Claims Trading Notice Order pursuant to Section 4(e), the Consenting Claimholder shall serve the Notice of Consent on the Debtors and their counsel, no later than five (5) calendar days following the transaction.  An Entity may file a Notice of Consent at any time prior to entering into any transaction described in subsections (a)(i) or (a)(ii).  Any Entity that does not wish to file a Notice of Consent may not enter into a transaction described in subsections (a)(i) or (a)(ii). For the avoidance of doubt, an Entity shall be required to file only one Notice of Consent.

4.           Sell Down Procedures.

(a)           Reporting of Substantial Claimholder Status. In order to assess the feasibility of implementing a 382(l)(5) Plan and the need for petitioning the Court for a Sell Down Order (as defined below), the Debtors may file with the Court and further publish and serve in the manner specified in Section 8 a notice (the “Reporting Notice”) requiring each Substantial Claimholder, within 30 calendar days of the Debtors’ filing of the Reporting Notice with the Court, to serve on the Debtors and their counsel, a notice in the form attached hereto as Exhibit C-2 (a “Substantial Claimholder Notice”).  An Entity that is uncertain whether or not it is a Substantial Claimholder may serve a Substantial Claimholder Notice in the manner described above in order to preserve its rights under the Interim Trading Order.  An Entity serving a Substantial Claimholder Notice in the manner described above shall not be required to file the Substantial Claimholder Notice with the Court. For the avoidance of doubt, the Debtors will not be precluded from filing more than one Reporting Notice pursuant to this subsection (a).

(b)           Petition for Sell Down Order and Notification Procedures.  After filing a 382(l)(5) Plan and Disclosure Statement with respect thereto with the Court, but no later than the expiration of the 75-day period beginning with the date on which the Debtors file a Reporting Notice with the Court, the Debtors may file a motion with the Court for the issuance of an order (the “Sell Down Order”) that (i) authorizes the Debtors to issue Sell Down Notices to each Entity that has timely filed a Substantial Claimholder Notice showing Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan (and prior to giving effect to the Sell Down Order), would entitle such Entity to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (a “Potentially Substantial New Equityholder”) and (ii) provides that any Entity other than a Potentially Substantial New Equityholder shall not be entitled to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (or consideration in lieu thereof) if the 382(l)(5) Plan is consummated.  The motion for a Sell Down Order shall be published and served in the manner described in Section 8.  Each Potentially Substantial New Equityholder shall be served with a copy of the motion and the Sell Down Notice applicable to such Entity.  Counsel for the Creditors Committee (if and when appointed) shall (i) be served with a copy of the motion and all Sell Down Notices and (ii) within five (5) calendar days of receipt of such service shall provide to Debtors and their counsel all Notices of Consent theretofore received pursuant to Section (c)(3).  For the avoidance of doubt, the Debtors will not be precluded from filing more than one motion for the issuance of a Sell Down Order pursuant to this subsection (b).

Each Sell Down Notice shall indicate (i) the Debtors’ calculation of the percentage of the equity of the reorganized Debtors of which the Potentially Substantial New Equityholder would otherwise acquire Tax Ownership under the terms of the 382(l)(5) Plan, based on the Substantial Claimholder Notice filed by such person (such person’s “Preliminary Percentage”), and (ii) the percentage of equity of the reorganized Debtors of which such person will be permitted to acquire Tax Ownership under the 382(l)(5) Plan, based on a proportionate reduction to the Preliminary Percentage of each Potentially Substantial New Equityholder (except to the extent that the Debtors determine that such a reduction would result in the requirement that a Potentially Substantial New Equityholder sell or otherwise transfer Covered Claims that are not Newly Traded Covered Claims).  For instance, if Potentially Substantial New Equityholders are required to reduce their Preliminary Percentage by 20%, a Potentially Substantial New Equityholder whose Preliminary Percentage was 15% generally would be required to sell Covered Claims such that the Substantial Equityholder would be entitled to receive no more than 12% of the equity of the reorganized Debtors under the 382(l)(5) Plan. If a Potentially Substantial New Equityholder holds more than one category of Covered Claims, the category or categories of Covered Claims to be sold in order to comply with the Proposed Sell Down Notice will be left to the discretion of the Potentially Substantial New Equityholder.

(c)           Procedures for Objection to a Sell Down Notice.  A Potentially Substantial New Equityholder in receipt of a Sell Down Notice will be permitted to object on any one or more of the following grounds: (i) the Sell Down Notice applicable to it contains a mathematical error, (ii) compliance with the Sell Down Notice applicable to it would require the Potentially Substantial New Equityholder to reduce its Tax Ownership of Covered Claims below its Protected Amount or would require it to transfer Tax Ownership of Covered Claims that are not Newly Traded Covered Claims, and (iii) the Debtors’ decision to protect the ability to implement a plan utilizing Section 382(l)(5) of the Internal Revenue Code through the issuance of the Sell Down Notices is not a reasonable exercise of the Debtors’ business judgment.  If an objection described in clause (i) or (ii) is filed, the Debtors will be permitted to serve new Sell Down Notices in their discretion.  If an objection described in clause (iii) is raised by a Potentially Substantial New Equityholder, the Debtors will be required to present to the Court evidence regarding:

(1)
the reasonably expected range of tax attributes available to be carried over under the 382(l)(5) Plan to reduce the future U.S. federal income tax liabilities of the Debtors, taking into account, among other things, anticipated reductions in tax attributes under § 108(b) of the Internal Revenue Code that will occur as a result of the implementation of the 382(l)(5) Plan and anticipated deductions arising from payments made under the 382(l)(5) Plan;

(2)
the basis for the Debtors’ belief that the reduction in holdings required by the Sell Down Order (and implemented by the Sell Down Notices) are reasonably necessary and appropriate to ensure that the ownership requirements of Section 382(l)(5) of the Internal Revenue Code will be satisfied in connection with the 382(l)(5) Plan; and

(3)
the basis for the Debtors’ belief that there is a reasonable possibility that utilization of Section 382(l)(5) of the Internal Revenue Code will be more beneficial to the Debtors and their estates than utilizing Section 382(l)(6) of the Internal Revenue Code.

In evaluating the evidence presented by the Debtors with respect to the appropriateness of the reductions in holdings required by the Sell Down Order, substantial deference will be given to the Debtors’ determination that reasonable cushions are appropriate in making determinations regarding satisfaction of the ownership requirements of Section 382(l)(5) of the Internal Revenue Code.  For instance, in order reasonably to ensure that a particular Substantial Claimholder will acquire Tax Ownership of less than 5% of the equity of the reorganized Debtors under the terms of the 382(l)(5) Plan, an Applicable Percentage of 3% will be presumed reasonable if the 382(l)(5) Plan provides for the issuance of only one class of equity of the reorganized Debtors, and substantial deference will be given to the Debtors’ determinations regarding the Applicable Percentage if the 382(l)(5) Plan contemplates the issuance of more than one class of equity of the reorganized Debtors.  In addition, in order reasonably to ensure that more than 50% of the equity of the reorganized Debtors will be held by holders of pre-change equity interests or qualified creditors in respect of their holdings of prechange equity interests or qualified indebtedness (within the meaning of Treasury Regulations § 1.382-9(d)), it will be presumed reasonable if the Sell Down Notices are intended to ensure that 55% of the equity of the reorganized Debtors would be expected to be held by a combination of (i) holders with Tax Ownership of less than the Applicable Percentage of such equity and (ii) holders whose receipt of such equity is clearly in respect of qualified claims or pre-change equity interests.

In evaluating the evidence presented by the Debtors with respect to the relative benefits of utilization of Section 382(l)(5) of the Internal Revenue Code, the Debtors’ determination will be upheld unless the objecting Potentially Substantial New Equityholder establishes that there is not a reasonable possibility that utilization of Section 382(l)(5) of the Internal Revenue Code will be more beneficial than utilization of the benefits of Section 382(l)(6) of the Internal Revenue Code.  Unless the Court determines otherwise for good cause shown, a Sell Down Order and the related Sell Down Notices will remain effective notwithstanding amendments to the 382(l)(5) Plan; provided, however, that if the Debtors withdraw the 382(l)(5) Plan, the Sell Down Notices will have no further effect.

(d)           Procedures for Implementing a Sell Down Order. Each transfer of Covered Claims required by a final Sell Down Notice shall occur prior to the later of (i) the date that is ten (10) calendar days after the date of confirmation of the 382(l)(5) Plan, (ii) the date that is thirty (30) calendar days after receipt of the Sell Down Notice and (iii) the date specified in all of the Sell Down Notices.

Once a Potentially Substantial New Equityholder has transferred its Covered Claims in accordance with the preceding paragraph, such Entity (i) shall, no later than one (1) business day following the latest date for completing such transfer in accordance with the preceding paragraph, serve on the Debtors and their counsel a notice in the form attached hereto as Exhibit C-3 (a “Notice of Completed Sell Down”) and (ii) under no circumstances shall acquire additional Covered Claims in a manner that would increase the amount of the reorganized Debtors’ equity to which such Entity would be entitled pursuant the implementation of the 382(l)(5) Plan above the percentage specified in the Sell Down Notice applicable to such Entity.

An Entity that would otherwise be prohibited by the Sell Down Order from acquiring a Covered Claim but is permitted to do so pursuant to the fourth and fifth decretal paragraphs of this Order shall, within the later of (i) the date for complying with a Sell Down Notice, (ii) the date fifteen (15) days prior to the scheduled effective date of the 382(l)(5) Plan and (iii) the date such acquisition is completed, divest itself of Tax Ownership of an amount of Covered Claims such that, following the divestiture, the Entity would not be entitled to acquire Tax Ownership of an amount of equity of the reorganized Debtors pursuant to the implementation of the 382(l)(5) Plan in excess of the amount specified on the Sell Down Notice applicable to such Entity (or, if there is none, the Applicable Percentage).  An Entity may object to the requirement of the preceding sentence on the grounds that compliance would result in such Entity’s having Tax Ownership of an amount of Covered Claims that is less than its Protected Amount.  Notice of such an objection must be served on the Debtors and their counsel no later than the business day following the date on which such Entity becomes aware of the grounds for such objection, and in any event no later than the date on which the divestiture would be required.  Upon receipt of such an objection, the Debtors may recirculate revised Sell Down Notices if they consider it advisable to do so.

(e)           Procedure if no Sell Down Notices are Required.  If the Debtors determine, based on the Substantial Claimholder Notices filed in response to the Reporting Notice, that no Sell Down Notices appear necessary in order to implement the 382(l)(5) Plan, the Debtors may move the Court for an order requiring advance notice of certain acquisitions of Covered Claims (the “Claims Trading Notice Order”).  Under the Claims Trading Notice Order,

(i)
any Potentially Substantial New Equityholder proposing to acquire Covered Claims in a transaction following which such Entity would have Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan, would entitle such Entity to receive equity of the reorganized Debtors in excess of the amount of equity to which such Entity would have been entitled based on the holdings reported on such Entity’s Substantial Claimholder Notice, and

(ii)	any Entity that would become a Potentially Substantial New Equityholder by virtue of a proposed acquisition of Covered Claims will be required, prior to the consummation of any such transaction, to serve on the Debtors and their counsel a notice in the form attached hereto as Exhibit C-4 (a “Proposed Covered Claim Transaction Notice”). The same procedures applicable to a Proposed Stock Transaction Notice will apply with respect to a Proposed Covered Claim Transaction Notice.  If the Debtors do not give written consent to the proposed transaction and the Entity that has delivered the Proposed Covered Claim Transaction Notice requests a hearing, the procedures and standards of proof described in subsection (c) of this Section 4 will apply.

In addition, the Claims Trading Notice Order will require any Entity that has acquired Tax Ownership of Covered Claims as to which a motion would have been required under the preceding paragraph, but for the fact that such acquisition occurred prior to the entry of the Claims Trading Notice Order, to serve notice of such fact on the Debtors and their counsel within fifteen (15) calendar days of the entry of the Claims Trading Notice Order.  If the Debtors determine that the retention by such Entity of such Covered Claims could jeopardize the implementation of the 382(l)(5) Plan, they will serve a Sell Down Notice on such Entity, in which case the procedures and standards of proof described in subsection (c) of this Section 4 will apply.  The provisions of this paragraph will also apply to an Entity that is exempted by the fourth and fifth decretal paragraphs of this Order from giving the advance notice otherwise required by the preceding paragraph of this subsection 4(e) with respect to an acquisition of Covered Claims.  In such a case, notice of the acquisition must be served on the Debtors and their counsel within the earlier of (i) the date that is fifteen (15) calendar days after the date of such acquisition and (ii) the later of the date of such acquisition and the date that is fifteen (15) calendar days prior to the scheduled effective date of such 382(l)(5) Plan.

5.           Confidentiality.  The Debtors and their counsel shall keep all information provided in Notices delivered pursuant to this Order strictly confidential and shall not disclose the contents thereof to any person, except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional financial advisers, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person subject to further Court order.  To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form.  For the avoidance of doubt, the foregoing provisions shall not preclude the Debtors from including in their unredacted, unsealed filings with the Court summary information regarding the amount of equity of the reorganized Debtors that Potentially Substantial New Equityholders (not identified by name or otherwise) would be expected to receive under the terms of the 382(l)(5) Plan before and after the implementation of the Sell Down Order.

6.           Sanctions for Noncompliance.

(a)           Noncompliance Relating to Stock.  Acquisitions and dispositions of Tax Ownership of Stock in violation of the restrictions and procedures set forth in Section 2 shall be void ab initio, and the sanction for violating Section 2 shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court may consider appropriate.

(b)           Noncompliance Relating to a Sell Down Notice or a Claims Trading Notice Order.   In the event that any Entity fails to comply with a final Sell Down Notice applicable to it, such Entity shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percent specified on such Sell Down Notice.  Any Entity that did not file a Substantial Claimholder Notice shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in excess of the Applicable Percentage in connection with the implementation of the 382(l)(5) Plan.  Any Entity that acquires Covered Claims in violation of a Sell Down Order or a Claims Trading Notice Order shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percentage of equity to which such Entity would have been entitled had it not acquired such Covered Claims.  The foregoing sanctions (the “Equity Forfeiture Provisions”) shall be effective without any further order of the Court.  Any purported acquisition of Tax Ownership of stock of the reorganized Debtors pursuant to the implementation of the 382(l)(5) Plan that is precluded by the Equity Forfeiture Provisions (such stock the “Forfeited Equity”) shall be void ab initio.  Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the Debtors (i) any Forfeited Equity still held by such Entity and (ii) the proceeds attributable to the sale of Forfeited Equity, calculated by treating the most recently sold shares as Forfeited Equity.  Any Entity that receives Forfeited Equity and deliberately fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. In no event, however, shall an acquisition or disposition of Tax Ownership of Covered Claims be rendered void or unenforceable by reason of the Interim Trading Order.

7.           Discretionary Waiver by Debtors. The Debtors may waive any sanctions, remedies or notification procedures imposed by this Order, provided, however, that any such waiver shall be filed with the Court.

8.           Notice of Order.  Within five (5) business days of the entry of this Order, the Debtors shall (i) file a Form 8k with the Securities and Exchange Commission, post a copy of this Order on the Debtors’ website; (ii) serve a notice of the entry of this Order on (a) the Office of the United States Trustee, (b) any identified Substantial Equityholders and Substantial Claimholders, (c) the Securities and Exchange Commission, and (d) the Internal Revenue Service.

9.           Continued Compliance with Other Applicable Laws and Rules.  The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

10.           Special Rules.  An Entity acquiring or disposing of Tax Ownership of Stock or Covered Claims in the capacity of Agent of another Entity shall not be treated as a Substantial Equityholder or Substantial Claimholder solely to the extent acting in the capacity of Agent, and shall not have an affirmative duty to inquire whether the account, customer, investment fund, principal, trust, or beneficiary is subject to any restrictions or requirements under this Order; provided, however, that the account, customer, fund, principal, trust, or beneficiary shall not be excluded from this Order by reason of this section.

11.           Definitions.  For purposes of this Order, the following definitions shall apply:

“382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code pursuant to which there is a reasonable possibility that Section 382(l)(5) of the Internal Revenue Code will be utilized and which provides that transfers of Tax Ownership of the reorganized Debtors’ equity will be subject to reasonable restrictions for not less than two years after the reorganization.

“Agent” means a broker, account manager, agent, custodian, nominee, prime broker, clearinghouse, or trustee (including an Indenture Trustee but not including a trustee qualified under section 401(a) of the Internal Revenue Code).

“Applicable Percentage” means, if only one class of common equity of the reorganized Debtors is to be issued pursuant to the terms of a 382(l)(5) Plan, 3% of the number of such shares that the Debtors reasonably estimate will be issued at the effective time of such 382(l)(5) Plan. If more than one class of equity of the reorganized Debtors is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Debtors in their reasonable judgment in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.

“Bankruptcy Code” means title 11 of the United States Code.

“Claims Trading Notice Order” has the meaning given in Section 4(e).

“Consenting Claimholder” has the meaning given in Section (c)(3).

“Covered Claims” means any claims within the meaning of § 101(5) of the Bankruptcy Code against one or more Debtors that is not a first priority claim.

“Debtors” has the meaning given in the first paragraph hereof.

“Disclosure Statement” means a disclosure statement filed with the Court relating to a proposed plan of reorganization for the Debtors under chapter 11.

“Dolphin” has the meaning given in the first paragraph of this Order.

“Effective Time” means the time of effectiveness of this Order.

“Entity” means a person or entity for purposes of the rules under § 382 of the Internal Revenue Code.

“Equity Forfeiture Provision” has the meaning given in Section 6(b).

“Forfeited Equity” has the meaning given in Section 6(b).

“Galaxy” has the meaning given in the first paragraph of this Order.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Motion” has the meaning given in the first paragraph hereof.

“Newly Traded Covered Claims” means Covered Claims (i) of which an Entity acquired Tax Ownership after the date that was 18 months before the Petition Date; and (ii) that are not ordinary course claims, within the meaning of Treasury regulations § 1.382-9(d)(2)(iv), of which the same Entity has always had Tax Ownership.

“NOL” has the meaning given in the first paragraph of the findings hereof.

“Notice of Completed Sell Down” has the meaning given in Section 4(d).

“Notice of Consent” has the meaning given in Section 3(c).

“Participation Restriction” has the meaning given in Section 3(b).

“Petition Date” means March 14, 2008.

“Potentially Substantial New Equityholder” has the meaning given in Section 4(b).

“Preliminary Percentage” has the meaning given in Section 4(b).

“Proposed Covered Claim Transaction Notice” has the meaning given in Section 4(e).

“Proposed Stock Transaction Notice” has the meaning given in Section 2.

“Protected Amount” means the amount of Covered Claims of which an Entity has Tax Ownership at the Effective Time, (i) increased by (A) the amount of Covered Claims of which such Entity acquires Tax Ownership pursuant to contracts entered into before the Effective Time and (B) the amount of Covered Claims of which such Entity acquires Tax Ownership after the Effective Time pursuant to the exercise of rights under a secured debt instrument (including a voluntary foreclosure) of which such Entity has Tax Ownership before the Effective Time, minus the amount of Covered Claims of which such Entity disposes pursuant to contracts entered into before the Effective Time; (ii) increased by the amount of Covered Claims of which such Entity acquires Tax Ownership from another Entity that are Newly Traded Covered Claims in the hands of the transferor, to the extent that (x) both the transferor and the transferee are Substantial Claimholders immediately before the transfer; or (y) the transferor is a Substantial Claimholder immediately before the transfer and the transferee becomes a Substantial Claimholder as a result of the transfer, but the transferor ceases to be a Substantial Claimholder as a result of the transfer, the aggregate amount of Newly Traded Covered Claims of which the transferor has Tax Ownership immediately after the transfer equals or exceeds the aggregate amount of Newly Traded Covered Claims of which the transferee has Tax Ownership immediately before the transfer, and the transferor has complied and continues to comply with the Participation Restriction; and (iii) decreased by the amount of Covered Claims held by such Entity as of the Effective Time that are not Newly Traded Covered Claims in the hands of such Entity and that are subsequently disposed of by such Entity.

“Reporting Notice” has the meaning given in Section 4(a).

“Section 382” means § 382 of the Internal Revenue Code.

“Section 382(l)(5)”  means § 382(l)(5) of the Internal Revenue Code.

“Section 382(l)(6)”  means § 382(l)(6) of the Internal Revenue Code.

“Sell Down Notice” means a notice to a Potentially Substantial New Equityholder requiring the Potentially Substantial New Equityholder to transfer Covered Claims in accordance with Sections 3 and 4.

“Sell Down Order” has the meaning given in Section 4(b).

“Stock” means the common stock of Galaxy.

“Substantial Claimholder” means an Entity that has Tax Ownership of an aggregate amount of Covered Claims measured where applicable by principal and accrued interest as of the Petition Date that equals or exceeds the Threshold Amount (as determined from time to time).

“Substantial Claimholder Notice” has the meaning given in Section 4(a).

“Substantial Equityholder” means an Entity that has Tax Ownership of at least 3,000,000 shares of Stock.

“Substantial Equityholder Notice” has the meaning given in Section 1.

“Tax Ownership” means beneficial ownership of a Covered Claim or of Stock as determined in accordance with applicable rules under Section 382 and, to the extent provided in those rules shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to have Tax Ownership of all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person’s family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form).  Any variation of the term Tax Ownership shall have the same meaning and an option to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. Tax Ownership of Covered Claims shall be determined as if such Covered Claims were stock of the Debtors.

“Threshold Amount” means, as an initial matter, $2 million. The Debtors will periodically review the definition of the Threshold Amount with a view to ensuring the reasonableness thereof, but in no event shall the Threshold Amount be decreased with retroactive effect.  Any changes to the definition of the term Threshold Amount will be filed with the Court and served and published in the manner described in Section 8.

ORDERED that, the relief provided in this Order is in addition to, and not in lieu of, any and all other rights and remedies available to the Debtors.

Dated October 22, 2008

BY THE COURT:

   /s/ Sid Brooks
Sidney B. Brooks,
United States Bankruptcy Judge

IT IS FURTHER ORDERED that the Debtors shall, forthwith, mail a copy of this Order on all parties-in-interest and file a certificate evidencing same on or before October 24, 2008.

LIST OF EXHIBITS

Exhibit	Document Description

B-1	Equity-Tax Ownership

B-2	Acquisition of Stock

B-3	Disposition of Stock

C-1	Notice of Consent

C-2	Substantial Claim Holder Notice

C-3	Notice of Completed Sell-Down

C-4	Proposed Covered Claim Transaction Notice

These exhibits are attached to the Motion and therefore are not attached to this proposed order.

Exhibit B-1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
SUBSTANTIAL EQUITYHOLDER NOTICE

PLEASE TAKE NOTICE that, as of ______________ _____, 200[ ], [Name] has Tax Ownership1 of ______________ shares of the common stock of Galaxy Energy Corporation.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

//

//
___________________________
1Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order
Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against
and Interests in the Debtors’ Estates dated ____________, 2008 (the “Order” ).

           This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit B-2

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE OBTAIN TAX OWNERSHIP OF STOCK

PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership of ______________ shares of the common stock of Galaxy Energy Corporation (the “Proposed Transaction” and the “Stock “).1

PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [Name] has Tax Ownership of ______________ shares of the Stock.

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of ______________ shares of the Stock.

_________________________
1Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order
Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against
and Interests in the Debtors’ Estates dated ____________, 2008 (the “Order”).

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

[Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this Notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court, (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Stock will each require an additional notice be filed with the Bankruptcy Court and served in the same manner as this Notice.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit B-3

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
NOTICE OF INTENT TO SELL, EXCHANGE OR OTHERWISE DISPOSE OF TAX OWNERSHIP OF STOCK

PLEASE TAKE NOTICE that [Name] intends to sell, exchange or otherwise dispose of Tax Ownership of ______________ shares of the common stock of Galaxy Energy Corporation (the “Proposed Transaction” and the “Stock” ).1

PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [Name] has Tax Ownership of ______________ shares of the Stock.

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of ______________ shares of the Stock.

________________________
1Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order
Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against
and Interests in the Debtors’ Estates dated ____________, 2008 (the “Order” ).

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

[Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this Notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court, (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] selling, exchanging or otherwise disposing of Tax Ownership of additional Stock will each require an additional notice be filed with the Bankruptcy Court and served in the same manner as this Notice.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit C-1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
NOTICE OF CONSENT

PLEASE TAKE NOTICE that [Name] (i) has read the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates (the “Trading Order”),1 (ii) consulted with counsel as [Name] deems appropriate, (iii) understands the Participation Restriction, (iv) acknowledges that [Name] may be required to sell Covered Claims or to refrain from purchasing Covered Claims pursuant to the procedures set out in Section 4 of the Trading Order, and (v) agrees to fully and timely comply with the procedures set out in such Section 4, including sending a Notice of Completed Sell Down, and (vi) accepts that failure to comply with the obligations and procedures set out in Section 4 could subject [Name] to the Equity Forfeiture Provisions.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

____________________________
1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Trading Order.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit C-2

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
SUBSTANTIAL CLAIMHOLDER NOTICE

PLEASE TAKE NOTICE that has Tax Ownership of an aggregate amount of Covered Claims that equals or exceeds the Threshold Amount,1 measured, where appropriate, by principal and accrued interest as of the Petition Date.  As of ______________ _____, 200[ ] [Name] has Tax Ownership of the following Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Check if Applicable)

____________________________
1Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated ____________, 2008 (the “Trading Order”).

PLEASE TAKE FURTHER NOTICE that [Name] has Tax Ownership of the following Debt Securities described in Section 10 of the Trading Order that are not, as of the date hereof, treated as Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Check if Correct)

PLEASE TAKE FURTHER NOTICE that pursuant to the Trading Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

           This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit C-3

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
NOTICE OF COMPLETED SELLDOWN

PLEASE TAKE NOTICE that [Name] has transferred Tax Ownership1 of Covered Claims as required by the final Sell Down Notice applicable to it (the “Sell Down”).

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Sell Down, [Name] has Tax Ownership of Covered Claims, as set forth below:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Check if Applicable)

_______________________________
1Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the OrderEstablishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Againstand Interests in the Debtors’ Estates dated ____________, 2008 (the “Trading Order”).

PLEASE TAKE FURTHER NOTICE that pursuant to the Trading Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

           PLEASE TAKE FURTHER NOTICE that [Name] acknowledges and agrees that, pursuant to the Trading Order, (i) any further transactions contemplated by [Name] that result in [Name’s] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Covered Claims may be prohibited, and (ii) failure to comply with the obligations and procedures set out in Section 4 of the Trading Order could subject [Name] to the Equity Forfeiture Provisions.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]

Dated:   [city, state]
  _____________________, 200[ ]

Exhibit C-4

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re: GALAXY ENERGY CORPORATION, a Colorado corporation, EIN: 98-0347827 Debtor.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 08-13164 SBB Chapter 11
In re: DOLPHIN ENERGY CORPORATION, a Nevada corporation, EIN: 22-3863724 Debtor.		Case No. 08-13166 SBB Chapter 11 Jointly Administered Case No. 08-13164 SBB
PROPOSED COVERED CLAIM TRANSACTION NOTICE

PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership of $____________ of Covered Claims (the “Proposed Transaction”)1, as set forth below:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Acquired (Check if Applicable)

__________________________
1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the OrderEstablishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated ____________, 2008 (the “Trading Order”).

PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of $__________________ of Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Check if Correct)

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of $___________ of Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Check if Correct)

PLEASE TAKE FURTHER NOTICE that pursuant to the Trading Order, this Notice is being served upon (i) Galaxy Energy Corporation, and (ii) Jessop & Company, P.C., 303 E. 17th Avenue, Ste. 930, Denver, Colorado 80203  Attn: Douglas W. Jessop, Esq.

[Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this Notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court, and (ii) that any unapproved acquisition of Covered Claims may result in [Name’s] being subject to the Equity Forfeiture Provisions, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Covered Claims may require an additional notice with the Bankruptcy Court to be served in the same manner as this Notice.

           This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

______________________________
[Name]

[Address]
[Telephone]
[Facsimile]
[Email]
Dated:   [city, state, date]